SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

               Date of Report:     March 29, 2001
        (Date of Earliest Event Reported: March 29, 2001)

                       EL PASO CORPORATION
     (Exact name of Registrant as specified in its charter)


     DELAWARE             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
   jurisdiction           Number)          Identification
 of incorporation)                             Number)

                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
      (Address of principal executive offices)  (Zip Code)

                         (713)  420-2131
      (Registrant's telephone number, including area code)

                               N/A
  (Former name or former address, if changed since last report)


Item 5.   Other Events.

      On March 29, 2001, we issued the press release filed herewith as Exhibit 99.1 commenting on the Federal Energy
Regulatory Commission's ruling in response to a complaint filed by the California Public Utilities Commission.


Item 7.   Financial Statements and Exhibits.

     (a)  No financial statements are filed with this report.

     (b)  Exhibits.

          99.1 Press release issued on March 29, 2001.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              By:  /s/ Jeffrey I. Beason
                                 -------------------------------
                                       Jeffrey I. Beason
                                    Senior Vice President
                                       and  Controller
                                 (Chief Accounting Officer)
Dated:  March 29, 2001


                          EXHIBIT INDEX

Exhibit
 No.     Description
-------  -----------

99.1   Press Release issued on March 29, 2001